UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2025

FEDERAL AGRICULTURAL MORTGAGE CORPORATION
(Exact name of registrant as specified in its charter)

Federally chartered instrumentality of the United States	001-14951	52-1578738

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1999 K Street, N.W., 4th Floor,		20006
Washington,	DC
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code (202) 872-7700
No change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Exchange on which registered
Class A voting common stock	AGM.A	New York Stock Exchange
Class C non-voting common stock	AGM	New York Stock Exchange
6.000% Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series C	AGM.PRC	New York Stock Exchange
5.700% Non-Cumulative Preferred Stock, Series D	AGM.PRD	New York Stock Exchange
5.750% Non-Cumulative Preferred Stock, Series E	AGM.PRE	New York Stock Exchange
5.250% Non-Cumulative Preferred Stock, Series F	AGM.PRF	New York Stock Exchange
4.875% Non-Cumulative Preferred Stock, Series G	AGM.PRG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 15, 2025, the Board of Directors (“Board”) of the Federal Agricultural Mortgage Corporation (“Farmer Mac”) adopted amendments to Farmer Mac’s by-laws, as amended and restated (“By-Laws”). The By-Laws amend Farmer Mac's prior by-laws, dated August 11, 2022, as described below:

•Article III (Officers and Employees): Article III of the By-Laws was amended to clarify provisions related to the officers and employees of Farmer Mac, as described in more detail below:

◦Section 1 (Number and Type): This section was amended to define “executive officer” to include an officer having the rank of Executive Vice President or higher (formerly Senior Vice President or higher) and any other officer determined by the Board to be in charge of a principal business unit, division, or function of Farmer Mac or who performs a policy-making function for purposes of disclosures under rules promulgated by the U.S. Securities and Exchange Commission. This section was also amended to authorize the Chief Executive Officer to appoint any officers having the rank of Senior Vice President or below (formerly Vice President or below), as the Chief Executive Officer may deem necessary or appropriate. Also, the reference to the role of Controller was changed to Chief Accounting Officer.

◦Section 10 (The Chief Accounting Officer): This section was amended to change all references to the role of Controller to Chief Accounting Officer.

•Article V (Board of Directors): Article V of the By-Laws was amended to further clarify the responsibilities of all eight standing committees, as described in more detail below:

◦Section 10(a) (Standing Committees; Audit Committee): This section was amended to clarify that the Audit Committee’s oversight includes the responsibility to appoint, retain, evaluate, provide input on compensation, and oversee the work of the leader of Farmer Mac’s internal audit function.

◦Section 10(b) (Standing Committees; Business Development and Business Strategy Committee): This section was amended to clarify that the Business Development and Business Strategy Committee’s oversight responsibilities include Farmer Mac’s loan servicing and operations functions and related relationships.

◦Section 10(c) (Standing Committees; Corporate Governance Committee): This section was amended to add that the Corporate Governance Committee will meet at least quarterly with the leader of Farmer Mac’s compliance function.

◦Section 10(d) (Standing Committees; Credit Committee): This section was amended to clarify that the Credit Committee’s oversight responsibilities include oversight of credit risk concentrations and review of agreed-upon key performance indicators to monitor current credit-related risks and identify emerging risks. This section was also amended to clarify that the Credit Committee’s oversight includes the responsibility to appoint, retain, evaluate, provide input on compensation, and oversee the work of the leader of Farmer Mac’s internal credit review function.

◦Section 10(e) (Standing Committees; Enterprise Risk Committee): This section was amended to extend the Enterprise Risk Committee’s oversight responsibilities to include primary oversight of risks related to Farmer Mac’s use of artificial intelligence (AI).

◦Section 10(f) (Standing Committees; Finance Committee): This section was amended to clarify that the Finance Committee’s oversight responsibilities include review of agreed-upon key performance indicators to monitor current finance-related risks and identify emerging risks.

◦Section 10(g) (Standing Committees; Human Capital and Compensation Committee): This section was amended to clarify that the Human Capital and Compensation Committee’s oversight responsibilities include oversight of Farmer Mac’s human resource policies, including those related to equal employment opportunity and the employee experience.

◦Section 10(h) (Standing Committees; Public Policy and Corporate Social Responsibility Committee): This section was amended to clarify that the Public Policy and Corporate Social Responsibility Committee’s oversight responsibilities include matters regarding the impact of Farmer Mac’s corporate social responsibility policies and practices on stakeholders and the development of Farmer Mac’s philanthropic strategy.

•Article IX (Contracts, Loans, Checks, Deposits and Statements): Section 1 (Contracts) of Article IX of the By-Laws was amended to update the reference to the role of Enterprise Risk Officer to Chief Risk Officer.

The foregoing summary of the amendments to the By-Laws does not purport to be complete and is qualified in its entirety by reference to the complete text of the By-Laws as amended by the Board through May 15, 2025, which is filed as Exhibit 3.1 to this report and incorporated by reference into this report in its entirety.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 15, 2025, Farmer Mac held its Annual Meeting of Stockholders. At that meeting, the holders of Farmer Mac’s voting common stock: (1) elected all ten of the nominees for director on the ballot and identified in Farmer Mac’s Proxy Statement previously filed on April 16, 2025 (“Proxy Statement”); (2) ratified the selection of PricewaterhouseCoopers LLP as Farmer Mac’s independent registered public accounting firm for the fiscal year ending December 31, 2025; and (3) approved an advisory proposal approving the compensation of Farmer Mac’s named executive officers as described in the Proxy Statement.

Election of Directors

Farmer Mac’s federal charter provides that five directors are elected annually by a plurality of the votes of the holders of Class A Voting Common Stock and five directors are elected annually by a plurality of the votes of the holders of Class B Voting Common Stock. Listed below are the preliminary results for the election of directors (by class, with cumulative voting):

Class A Stockholders

Nominee	Number of Votes For	Broker Non-Votes
James R. Engebretsen	571,685	79,744
Mitchell A. Johnson	571,060	79,744
Eric T. McKissack	489,685	79,744
Jeffrey L. Plagge	488,935	79,744
Todd P. Ware	895,935	79,744

Class B Stockholders

Nominee	Number of Votes For	Broker Non-Votes
Richard H. Davidson	627,829	None
Amy H. Gales	436,152	None
Kevin G. Riel	628,167	None
Robert G. Sexto	123,777	None
Daniel L Shaw	627,829	None

Based on these voting results, the following individuals were elected to serve as directors of Farmer Mac for one-year terms until Farmer Mac’s next Annual Meeting of Stockholders: Richard H. Davidson, James R. Engebretsen, Amy H. Gales, Mitchell A. Johnson, Eric T. McKissack, Jeffrey L. Plagge, Kevin G. Riel, Robert G. Sexton, Daniel L. Shaw, and Todd P. Ware.

In addition to the ten directors elected at the Annual Meeting of Stockholders on May 15, 2025, the following directors appointed by the President of the United States continue to serve as directors of Farmer Mac: Lowell L. Junkins (Board

Chair), LaJuana S. Wilcher (Board Vice Chair), Chester J. Culver, Sara L. Faivre, and Charles A. Stones. Those five directors have no specified term and serve at the pleasure of the President of the United States.

Ratification of Selection of PricewaterhouseCoopers LLP as Farmer Mac’s Independent Registered Public Accounting Firm for 2025

Farmer Mac’s By-Laws provide that the Audit Committee’s selection of accountants shall be made annually in advance of the Annual Meeting of Stockholders and shall be submitted for ratification or rejection at such meeting. Farmer Mac’s Audit Committee previously selected PricewaterhouseCoopers LLP as Farmer Mac’s independent registered public accounting firm for the fiscal year ending December 31, 2025. Listed below are the preliminary results for the stockholder vote on the ratification of that selection (Class A votes and Class B votes combined):

Number of Votes
For	1,220,882
Against	1,191
Abstain	450
Broker Non-Votes	None

Advisory Vote to Approve Compensation of Farmer Mac's Named Executive Officers (“Say-on-Pay”)

Listed below are the preliminary results for the stockholder Say-on-Pay advisory vote (Class A votes and Class B votes combined):

Number of Votes
For	923,560
Against	4,090
Abstain	215,129
Broker Non-Votes	79,744

Farmer Mac intends to hold future advisory Say-on-Pay votes every year. Farmer Mac’s Board may re-evaluate this determination after the next stockholder vote on the frequency of Say-on-Pay votes.

Item 9.01.        Financial Statements and Exhibits.

(d)    Exhibits

3.1	By-Laws of the Federal Agricultural Mortgage Corporation, as amended and restated by the Board of Directors through May 15, 2025
104	Cover Page Inline Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FEDERAL AGRICULTURAL MORTGAGE CORPORATION

                        By: /s/ Stephen P. Mullery
                         Name: Stephen P. Mullery
                         Title: Executive Vice President – General Counsel

Dated: May 21, 2025